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                                                                  Exhibit 10.8.1
                             EMPLOYMENT AGREEMENT

          This EMPLOYMENT AGREEMENT ("Agreement"), which is dated as of January 24, 2002, is made by and between VARIFLEX, INC., a Delaware corporation, located at 5152 North Commerce Avenue, Moorpark, California, 93021 and hereinafter referred to as "the Company", and PETAR KATURICH, whose address is XXXXXXXXXXXXXXX , California XXXXX, hereinafter referred to as "Executive", based upon the following:

                                   RECITALS
                                   --------

          WHEREAS, the Company wishs to retain the services of Executive as its Chief Financial Officer and to set forth in this Agreement the duties and responsibilities Executive has agreed to undertake on behalf of the Company; and

          WHEREAS, Executive wishes to render services to the Company as its Chief Financial Officer and to have set forth in this Agreement the duties and responsibilities he has agreed to undertake on behalf of the Company; and

          THEREFORE, in consideration of the foregoing and of the mutual promises contained in this Agreement, the Company and Executive (who are sometimes individually referred to as a "party" and collectively referred to as the "parties") agree as follows:

                                   AGREEMENT
                                   ---------

          1.  "COMPANY" DEFINED.  The term "the Company" as used in this
              -----------------
Agreement shall mean Variflex, Inc.

          2.  SPECIFIED PERIOD.
              ----------------

          (a) INITIAL TERM.  Subject to paragraphs 9, 10 and 11, the Company
              ------------
hereby employs Executive pursuant to the terms of this Agreement and Executive hereby accepts employment with the Company pursuant to the terms of this Agreement for the period beginning on February 4, 2002 ("Commencement Date") and ending on February 3, 2005 (the "Initial Expiration Date"), the day before the three (3) year anniversary of the Commencement Date.

          (b) RENEWAL OF TERM.  Subject to paragraphs 9, 10 and 11, this
              ---------------
Agreement will be automatically renewed for an additional one (1) year term on the Initial Expiration Date and on each anniversary date of the Initial Expiration Date occurring thereafter, unless either party gives written notice to the other, at least ninety (90) days prior to the Initial Expiration Date or prior to the date of expiration of the then applicable renewal term of this Agreement (the "Renewal Expiration Date"), as applicable, that the party desires to terminate this Agreement.
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          (c) TERM.  For purposes of this Agreement, "Term" shall mean the
              ----
period beginning on the Commencement Date and ending on the earlier of (i) the date on which Executive's employment is terminated pursuant to paragraphs 9, 10 or 11 of this Agreement, (ii) the Initial Expiration Date if this Agreement is not automatically renewed pursuant to paragraph 2(b) above, or (iii) the then applicable Renewal Expiration Date if the then renewal term is not automatically renewed for an additional one (1) year period pursuant to paragraph 2(b) above.

          3.  GENERAL DUTIES.  Executive shall report only to the Company's
              --------------
Chief Executive Officer and the Company's Board of Directors (the "Board"). Executive shall devote his entire productive time, ability, and attention to the Company's business during the Term of this Agreement. Unless otherwise modified by the Board, the Executive shall serve as the Chief Financial Officer of the Company. In this capacity, Executive shall do and perform all services, acts, or things necessary or advisable to discharge his duties under this Agreement, including, but not limited to, acting as immediate manager and supervisor of the Company's accounting department, maintaining the Company's financial reporting systems, acting as the Company's liaison with its certified public accountants so that all financial information required to be prepared and filed with the Securities and Exchange Commission or other regulatory agencies will be done in a correct and timely manner, assisting with the preparation of filings required by any federal or state taxing authority, acting as the Company's liaison with its investors, managing the Company's cash in accordance with those standards set forth by the Board, maintaining internal accounting controls and rendering to the Board, at its meetings or when the Board otherwise requests, an account or report of the financial condition of the Company. Executive shall perform such other duties as are commonly performed by the Chief Financial Officer of a publicly traded corporation or which may from time to time be prescribed by the Board or the Chief Executive Officer consistent with such duties. Executive shall not work for any other person, firm or entity during the Term of this Agreement.

          4.  NONCOMPETITION, NONSOLICITATION AND NONINTERFERENCE AND
              -------------------------------------------------------
PROPRIETARY PROPERTY AND CONFIDENTIAL INFORMATION PROVISIONS.
------------------------------------------------------------

          (a) NONCOMPETITION.
              --------------

              (1) "Applicable Definitions" - For purposes of this paragraph 4,
                   ----------------------
the following capitalized terms shall have the definitions set forth below:

                  i.  "Business Segments" - The term "Business Segment" is
                       -----------------
defined as each portion of the Company's (or the Company's affiliates') business, including, without limitation, the production, distribution, marketing, and sales of the Company's (or the Company's affiliates') products or product lines, and the purchasing of raw materials and supplies in connection therewith.

                  ii. "Competitive Business" - The term "Competitive Business"
                       --------------------
is defined as any business that is or may be competitive with or similar to or adverse to any of the Company's (or the Company's affiliates') Business Segments, whether such business is conducted by a proprietorship, partnership, corporation or other entity or venture.

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          iii.  "Territory" - The term "Territory" is defined as the geographic
                 ---------
area (both within the United States and internationally) in which any Business Segment is carried on including, by way of example and not limitation, the entire geographic area in which the Company conducts various phases of any such Business Segment, including purchasing, production, distribution, promotional and marketing activities, sales, and location of plants and warehouses.

      (2) Covenant Not to Compete.  Executive hereby covenants and agrees that
          -----------------------
(A) during the Term of this Agreement and (B) if Executive is paid a severance benefit pursuant to paragraph 10 of this Agreement, for six (6) months following the termination of this Agreement, Executive shall not, with respect to any Business Segment and within the boundaries of the Territory applicable to such Business Segment, without the prior written consent of the Company (which consent may be withheld in the sole and absolute discretion of the Company), directly or indirectly, either alone or in association or in connection with or on behalf of any person, firm, partnership, corporation or other entity or venture now existing or hereafter created: (i) be or become interested or engaged in, directly or indirectly, with any Competitive Business including, without limitation, being or becoming an organizer, investor, lender, partner, joint venturer, stockholder, officer, director, employee, manager, independent sales representative , associate, consultant, agent, supplier, vendor, vendee, lessor, or lessee to any Competitive Business, or (ii) in any manner associate with, or aid or abet or give information or financial assistance to any Competitive Business, or (iii) use or permit the use of Executive's name or any part thereof to be used or employed in connection with any Competitive Business (collectively and severally, the "Noncompetition Covenants"). Notwithstanding the foregoing, the provisions of this paragraph 4(a)(2) shall not be deemed to prevent the purchase or ownership by Executive as a passive investment of no more than 5% of the outstanding capital shares of any publicly held corporation, so long as any other obligation or duty under the Noncompetition Covenants are not breached. Executive shall have the right to waive his entitlement to all of the severance benefits otherwise required to be paid to him pursuant to paragraph 10 of this Agreement, in which event restrictions in paragraph 4(a)(2)(B) of this Agreement shall not apply.

      (3) Separate Covenants.  The Noncompetition Covenants shall be construed
          ------------------
to be divided into separate and distinct Noncompetition Covenants with respect to (i) each Business Segment and (ii) each matter or type of conduct described therein. Each of such divided Noncompetition Covenants shall be separate and distinct from all such other Noncompetition Covenants with respect to the same or any other Business Segment.

      (4) Acknowledgments.  Executive acknowledges that:  (i) the covenants and
          ---------------
the restrictions contained in the Noncompetition Covenants are necessary, fundamental, and required for the protection of the Company's business; (ii) the Noncompetition Covenants relate to matters which are of a special, unique and extraordinary value; and (iii) a breach of any of the Noncompetition Covenants will result in irreparable harm and damages which cannot be adequately compensated by a monetary award.

      (5) Judicial Limitation.  Notwithstanding the foregoing, if at any time a
          -------------------
court of competent jurisdiction holds that any portion of any Noncompetition Covenant is unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, such

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Noncompetition Covenant shall be interpreted to extend only over the maximum period of time, maximum geographical area, or maximum extent in all other respects, as the case may be, as to which it may be enforceable, all as determined by such court in such action.

          (b) NONSOLICITATION AND NONINTERFERENCE.
              -----------------------------------

              (1)   Covenants.  Executive hereby covenants and agrees that
                    ---------
during the Term of this Agreement, and for a period of one (1) year from the date this Agreement terminates or expires, Executive shall not, either for Executive's own account or directly or indirectly in conjunction with or on behalf of any person, partnership, corporation or other entity or venture:

                    i. Solicit or employ or attempt to solicit or employ any person who is then or has, within twelve (12) months prior thereto, been an officer, partner, manager, agent or employee of the Company or any affiliate of the Company whether or not such a person would commit a breach of that person's contract of employment with the Company or any affiliate of the Company, if any, by reason of leaving the service of the Company or any affiliate of the Company (the "Nonsolicitation Covenant"); or

                    ii. On behalf of, directly or indirectly, any Competitive Business (as such term is defined in paragraph 4(a)(1)ii., or for the purpose of or with the reasonably foreseeable effect of harming the business of the Company, solicit the business of any person, firm or company which is then, or has been at any time during the preceding twelve (12) months prior to such solicitation, a customer, client, contractor, supplier or vendor of the Company or any affiliate of the Company (the "Noninterference Covenant").

              (2)   Acknowledgments.  Each of the parties acknowledges that:
                    ---------------
(i) the covenants and the restrictions contained in the Nonsolicitation and Noninterference Covenants are necessary, fundamental, and required for the protection of the business of the Company; (ii) such Covenants relate to matters which are of a special, unique and extraordinary value; and (iii) a breach of either of such Covenants will result in irreparable harm and damages which cannot be adequately compensated by a monetary award.

              (3)   Judicial Limitation.  Notwithstanding the foregoing, if at
                    -------------------
any time, despite the express agreement of the Company and Executive, a court of competent jurisdiction holds that any portion of any Nonsolicitation or Noninterference Covenant is unenforceable by reason of its extending for too great a period of time or by reason of its being too extensive in any other respect, such Covenant shall be interpreted to extend only over the maximum period of time or to the maximum extent in all other respects, as the case may be, as to which it may be enforceable, all as determined by such court in such action.

          (c) PROPRIETARY PROPERTY; CONFIDENTIAL INFORMATION.
              ----------------------------------------------

              (1) "Applicable Definitions" For purposes of this paragraph 4(c),
                   ----------------------
the following capitalized terms shall have the definitions set forth below:

                  i.  "Confidential Information" - The term "Confidential
                       ------------------------
Information" is collectively and severally defined as any information, matter or thing of a secret, confidential or private nature, whether or not so labeled, which is connected with the Company's business,

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Business Segments, or methods of operation or concerning any of the Company's suppliers, customers, licensors, licensees or others with whom the Company has a business relationship, and which has current or potential value to the Company or the unauthorized disclosure of which could be detrimental to the Company. Confidential Information shall be broadly defined and shall include, by way of example and not limitation: (i) matters of a business nature available only to management and owners of the Company of which Executive may become aware (such as information concerning customers, vendors and suppliers, including their names, addresses, credit or financial status, buying or selling habits, practices, requirements, and any arrangements or contracts that the Company may have with such parties, the Company's marketing methods, plans and strategies, the costs of materials, the prices the Company obtains or has obtained or at which the Company sells or has sold its products or services, the Company's manufacturing and sales costs, the amount of compensation paid to employees of the Company and other terms of their employment, financial information such as financial statements, budgets and projections, and the terms of any contracts or agreements the Company has entered into) and (ii) matters of a technical nature (such as product information, trade secrets, know- how, formulae, innovations, inventions, devices, discoveries, techniques, formats, processes, methods, specifications, designs, patterns, schematics, data, compilation of information, test results, and research and development projects). For purposes of the foregoing, the term "trade secrets" shall mean the broadest and most inclusive interpretation of trade secrets as defined by Section 3426.1(d) of the California Civil Code (the Uniform Trade Secrets Act) and cases interpreting the scope of said Section. "Confidential Information" does not include information which (i) is or becomes generally available to the public through no wrongful act of Executive, or (ii) was available to or otherwise in the possession of Executive prior to the date of this Agreement, provided Executive acquired such information through lawful means and from a source who or which was not under a duty of non-disclosure.

          ii.  "Proprietary Property" - The term "Proprietary Property" is
                --------------------
collectively and severally defined as any written or tangible property owned or used by the Company in connection with the Company's business, whether or not such property also qualifies as Confidential Information. Proprietary Property shall be broadly defined and shall include, by way of example and not limitation, products, samples, equipment, files, lists, books, notebooks, records, documents, memoranda, reports, patterns, schematics, compilations, designs, drawings, data, test results, contracts, agreements, literature, correspondence, spread sheets, computer programs and software, computer print outs, other written and graphic records, and the like, whether originals, copies, duplicates or summaries thereof, affecting or relating to the business of the Company, financial statements, budgets, projections, invoices.

          (2)  Ownership of Proprietary Property.  Executive acknowledges that
               ---------------------------------
all Proprietary Property which Executive may prepare, use, observe, come into possession of and/or control shall, at all times, remain the sole and exclusive property of the Company. Executive shall, upon demand by the Company at any time, or upon the cessation of Executive's employment, irrespective of the time, manner, cause or lack of cause of such cessation, immediately deliver to the Company or its designated agent, in good condition, ordinary wear and tear and damage by any cause beyond the reasonable control of Executive excepted, all items of the Proprietary Property which are or have been in Executive's possession or under his control, as well as a statement describing the disposition of all items of the Proprietary Property

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previously in Executive's possession in the event Executive has not previously returned such items of the Proprietary Property to the Company.

          (3)  Agreement Not to Use or Divulge Confidential Information.
               --------------------------------------------------------
Executive agrees that he will not, at any time, in any fashion, form or manner, unless specifically consented to in writing by the Company, either directly or indirectly use, divulge, transmit or otherwise disclose or cause to be used, divulged, transmitted or otherwise disclosed to any person, firm or corporation, in any manner whatsoever (other than in Executive's performance of duties for the Company or except as required by law) any Confidential Information of any kind, nature or description. The foregoing provisions shall not be construed to prevent Executive from making use of or disclosing information which is in the public domain through no fault of Executive, provided, however, specific information shall not be deemed to be in the public domain merely because it is encompassed by some general information that is published or in the public domain or in Executive's possession prior to Executive's employment with the Company.

          (4)  Acknowledgment of Secrecy.  Executive acknowledges that the
               -------------------------
Confidential Information is not generally known to the public or to other persons who can obtain economic value from its disclosure or use and that the Confidential Information derives independent economic value thereby, and Executive agrees that he shall take all efforts reasonably necessary to maintain the secrecy and confidentiality of the Confidential Information and to otherwise comply with the terms of this Agreement.

          (5)  Inventions, Discoveries.  Executive acknowledges that any
               -----------------------
inventions, discoveries or trade secrets, whether patentable or not, made or found by Executive in the scope of his employment with the Company constitute property of the Company and that any rights therein now held or hereafter acquired by Executive individually or in any capacity are hereby transferred and assigned to the Company, and agrees to execute and deliver any confirmatory assignments, documents or instruments of any nature necessary to carry out the intent of this paragraph when requested by the Company without further compensation therefor, whether or not Executive is at the time employed by the Company. Provided, however, notwithstanding the foregoing, Executive shall not be required to assign his rights in any invention which qualifies fully under the provisions of Section 2870(a) of the California Labor Code, which provides, in pertinent part, that the requirement to assign "shall not apply to any invention that the employee developed entirely on his or her own time without using employer's equipment, supplies, facilities or trade secret information except for those inventions that either:

               i. Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

               ii. Result from any work performed by the employee for the employer."

     Executive understands that he bears the full burden of proving to the Company that an invention qualifies fully under Section 2870(a). By signing this Agreement, Executive acknowledges receipt of a copy of this Agreement and of written notification of the provisions of Section 2870.

          5.   COMPLIANCE WITH SECURITIES LAWS.
               -------------------------------

          Executive acknowledges that, the Company is a publicly reporting company, and that the Company and Executive are subject to the provisions of Sections 10(b), 16(a) and 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). Executive acknowledges that Section 16(a) of the Exchange Act requires Executive to report the ownership or transfer of his stock or other securities in the Company to the Securities and Exchange Commission and that Sections 10(b) and 16(b) can prohibit Executive from selling or transferring his stock or securities in the Company. Executive agrees that he will comply with the Company's policies, as stated from time to time in writing, relating to selling or transferring his stock or securities in the Company.

          6.   COMPENSATION.
               ------------

          (a)  SALARY.  During the Term of this Agreement, the Company shall pay
               ------
to Executive a base salary of One Hundred Fifty Thousand Dollars ($150,000) per year. Executive's annual salary shall be reviewed periodically by the Company for the purpose of determining whether Executive's salary shall be increased.
In no event shall this review take place less frequently than annually. Executive shall be entitled to receive such bonuses as the Company may, in its discretion, award of up to thirty percent (30%) of Executive's base salary.

          (b)  EMPLOYEE BENEFIT PLANS.  Except as otherwise herein provided,
               ----------------------
Executive shall be entitled, during the specified period of this Agreement, to participate in any retirement, pension, profit-sharing, insurance, or other plans which may now be in effect or which may be adopted by the Company, including, without limitation, all such benefits generally available to the Company's other senior executive employees.

          (c)  STOCK OPTIONS.  Within thirty (30) days after the date of this
               -------------
Agreement, the Company will prepare and deliver to Executive, a stock option agreement which shall provide the following: (i) Executive shall be granted incentive options, pursuant to the 1994 Variflex Stock Plan, to purchase an aggregate of fifty thousand (50,000) shares of the Company's common stock at a price per share equal to the closing price of the Company's common stock as listed by NASDAQ as of the end of the first business day immediately preceding the option grant date; (ii) the option grant date shall be the Commencement Date; (iii) options to purchase shall vest over a five year period according to the vesting schedule in the stock option agreement, so long as Executive continues his employment with the Company; (iv) options shall expire five years following the applicable vesting date, except that vested options shall terminate earlier in certain circumstances and unvested options shall terminate upon termination of Executive's employment; (v) Executive shall be entitled to pay for the stock in cash or in stock of the Company with a fair market value equal to the exercise price; and (vi) stock issued pursuant to this plan shall be restricted stock, although the Company shall reserve the right to issue registered shares if it so decides. Executive agrees to be bound by the terms of the stock option agreement as adopted, and the provisions of this paragraph shall be limited by and subject to the terms of that agreement.

          7.   REIMBURSEMENT OF BUSINESS EXPENSES.  The Company shall promptly
               ----------------------------------
reimburse Executive for all reasonable business expenses incurred by Executive in connection

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

with the business of the Company. However, each such expenditure shall be reimbursable only if Executive furnishes to the Company such records and other documentary evidence as are required by the policies adopted from time to time by the Company for reimbursement of expenses.

          8.   ANNUAL VACATION; PLACE OF PERFORMANCE.
               -------------------------------------

          (a)  VACATION. Executive shall be entitled to three (3) weeks vacation
               --------
time each year without loss of compensation. The Executive shall be entitled to such period of vacation immediately upon effectiveness of this Agreement, and such vacation need not be taken in consecutive periods. If Executive does not take all such vacation time in any given calendar year, such unused time shall carry over to the next year during the Term. Executive shall also be entitled to all paid holidays provided by the Company to its other senior executive employees.

          (b)  PLACE OF PERFORMANCE.  In connection with his employment by the
               --------------------
Company pursuant to this Agreement, the Executive shall be based at the principal executive office of the Company in Southern California, except for travel reasonably required for the Company business.

          9.   TERMINATION BY COMPANY FOR CAUSE.  The Company reserves the right
               --------------------------------
to terminate Executive and Executive's employment hereunder for cause. For purposes of this Agreement, the term "cause" shall be deemed to exist if the Company, acting in good faith based upon the information then known to the Company, determines that Executive has engaged in or committed: willful misconduct; gross negligence; theft, fraud or other illegal conduct; refusal or unwillingness to perform his duties; sexual harassment; conduct which reflects adversely upon, or making any remarks disparaging of, the Company, its Board, officers, directors, advisors or employees or its affiliates or subsidiaries; insubordination; any willful act that is likely to and which does in fact have the effect of injuring the reputation, business or a business relationship of the Company; violation of any fiduciary duty; violation of any duty of loyalty; and breach of any term of this Agreement. The Company may terminate this Agreement after Executive has received written notice of a proposed termination for cause and Executive has had an opportunity to be heard before at least a majority of the Board of Directors With the exception of the covenants included in paragraphs 4 and 5 above, upon such termination the obligations of Executive and the Company under this Agreement shall immediately cease. Such termination shall be without prejudice to any other remedy to which the Company may be entitled either at law, in equity, or under this Agreement. If Executive's employment is terminated pursuant to this paragraph, the Company shall pay to Executive, within two (2) business days of such termination, any deferred or unpaid compensation and benefits to which Executive has earned and vested and is otherwise entitled at the time of such termination.

          10.  TERMINATION WITHOUT CAUSE.
               -------------------------

          (a)  BY COMPANY.  The Company shall have the right to terminate this
               ----------
Agreement and Executive's employment hereunder without cause at any time. If the Company terminates Executive without cause prior to the six-month anniversary of the Commencement Date, Executive shall not be entitled to any severance benefit. If the Company terminates Executive without cause on or after the six-month anniversary of the Commencement Date, Executive shall

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be entitled to a severance benefit equal to six (6) months of his then base salary; provided, however, that if such termination occurs as a result of a "change in ownership," Executive shall instead be entitled to a severance benefit equal to twelve (12) months of his then base salary (for purposes of this Section 10(a), a "change in ownership" shall mean an individual, group or entity, other than REMY Capital Partners IV, L.P., Mark S. Siegel, Kenneth Berns, Raymond H. Losi, Raymond H. Losi II, Eileen Losi, or Barbara Losi, or any of their respective affiliates, acquiring beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the shares of the then outstanding common stock of the Company). Notwithstanding the preceding sentence, Executive shall not be entitled to any severance benefit if (i) this Agreement is terminated by the Company pursuant to paragraph 2(b) above, or (ii) this Agreement is terminated by Executive pursuant to paragraph 2(b) above or paragraph 10(b) below, or (iii) this Agreement and Executive's employment hereunder is terminated for cause pursuant to paragraph 9 above, or
(iv) Executive's employment is terminated by reason of the death or disability of Executive as provided in paragraph 11 below. The severance payment shall be subject to applicable tax withholding and shall be paid in a lump sum within ten
(10) business days following the effective date of the event giving rise to Executive's being terminated without cause.

          (b)  BY EXECUTIVE.  Executive shall have the right to terminate this
               ------------
Agreement and Executive's employment hereunder without cause at any time upon at least sixty (60) days advance written notice to the Company. If Executive fails for any reason to give the Company at least sixty (60) days advance written notice of termination of his employment with the Company, such failure shall constitute a breach of this Agreement by Executive.

          (c)  BY EXECUTIVE FOR GOOD REASON

               The parties agree that if the Executive is "constructively discharged", as such term is defined below, Executive shall have the right to terminate his employment and such termination shall be considered a termination of the Executive by the Company pursuant to Section 10(a) of the agreement. "Constructively discharged" shall mean any of the following: (i) there is a reduction by the Company in Executives Base Salary, (ii) the Company requires Executive to relocate his principal place of employment outside the counties of Los Angeles and Ventura, or (iii) there is a material diminution in Executives reporting responsibilities or title.

          11.  TERMINATION UPON DEATH OR DISABILITY.
               ------------------------------------

          (a)  DEATH.  Executive's employment shall terminate upon the death of
               -----
Executive. Upon such termination, the obligations of Executive and the Company under this Agreement shall immediately cease.

          (b)  DISABILITY. The Company reserves the right to terminate
               ----------
Executive's employment upon ten (10) days written notice ("Disability Termination Notice") if, for a period of sixty (60) days, Executive is prevented from discharging his duties under this Agreement due to any physical or mental disability. With the exception of the covenants included in paragraphs 4 and 5 above, upon such termination the obligations of Executive and the Company under this Agreement shall immediately cease. If the Executive shall not agree with a determination to terminate his employment because of disability, he must send a written notice

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

of objection ("Disability Objection Notice") to the Company within ten (10) days after the date of the Disability Termination Notice. If for any reason Executive fails or neglects to send a Disability Objection Notice within such ten (10) day period, Executive shall be deemed to have waived his right to object to his termination for disability. If Executive does send a Disability Objection Notice to the Company within said ten (10) day period, then the question of the Executive's disability within the meaning of this Agreement shall be subject to the certification of a qualified medical doctor agreed to by the Company and the Executive. If a qualified medical doctor cannot be mutually agreed upon within ten (10) days following the date of the Disability Objection Notice, each party shall nominate a medical doctor by written notice to each other within fifteen
(15) days after the date of the Disability Objection Notice and those two doctors shall select a third doctor within twenty (20) days after the date of the Disability Objection Notice, who shall make the final determination as to disability and send a reasonably detailed written report of such determination to the Company and Executive not later than the forty-fifth (45th) day following the date of the Disability Objection Notice. If Executive sends a Disability Objection Notice within the time period specified herein, then during the period from the date of such Notice until the earlier of the date of the written report of the third medical doctor setting forth his determination or the forty-fifth
(45th) day following the date of the Disability Objection Notice, Executive shall continue to receive full compensation and other benefits called for hereunder.

          12.  MISCELLANEOUS.
               -------------

          (a)  PREPARATION OF AGREEMENT.  It is acknowledged by each party that
               ------------------------
such party either had separate and independent advice of counsel or the opportunity to avail itself or himself of same. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Agreement.

          (b)  COOPERATION.  Each party agrees, without further consideration,
               -----------
to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may from time to time be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

          (c)  INTERPRETATION.
               --------------

               (1)   Entire Agreement/No Collateral Representations.  Each party
                     ----------------------------------------------
expressly acknowledges and agrees that this Agreement, including all exhibits attached hereto: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior to contemporaneous agreements, promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively and severally, the "Prior Agreements"), and that any such Prior Agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of Prior Agreements, or by evidence of subsequent oral agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification or supplement is sought.

          (2) Waiver.  No breach of any agreement or provision herein contained,
              ------
or of any obligation under this Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained.

          (3) Remedies Cumulative.  The remedies of each party under this
              -------------------
Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

          (4) Severability.  If any term or provision of this Agreement or the
              ------------
application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the Term of this Agreement, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

          (5) Time is of the Essence.  It is expressly understood and agreed
              ----------------------
that time of performance is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that the failure to timely perform any of the terms, conditions, obligations or provisions hereof by any party shall constitute a material breach and a noncurable (but waivable) default under this Agreement by the party so failing to perform.

          (6) No Third Party Beneficiary.  Notwithstanding anything else herein
              --------------------------
to the contrary, the parties specifically disavow any desire or intention to create any third party beneficiary obligations, and specifically declare that no person or entity, other than as set forth in this Agreement, shall have any rights hereunder or any right of enforcement hereof.

          (7) No Reliance Upon Prior Representation.  The parties acknowledge
              -------------------------------------
that no other party has made any oral representation or promise which would induce them prior to executing this Agreement to change their position to their detriment, partially perform, or part with value in reliance upon such representation or promise; the parties acknowledge that they have taken such action at their own risk; and the parties represent that they have not so changed their position, performed or parted with value prior to the time of their execution of this Agreement.

          (8)  Headings; References; Incorporation; Gender.  The headings used
               -------------------------------------------
in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. All cross-references in this Agreement, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Agreement, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any exhibit referenced in this Agreement shall be construed to be incorporated in this Agreement. As used in this Agreement, each gender shall be deemed to include the other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

      (d) ENFORCEMENT.
          -----------

          (1)  Applicable Law.  This Agreement and the rights and remedies of
               --------------
each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of California, as if this Agreement were made, and as if its obligations are to be performed, wholly within the State of California.

          (2)  Arbitration.  Subject to paragraph 12(d)(3), any controversy or
               -----------
claim arising out of or relating to this Agreement, its enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of its provisions, shall be submitted to arbitration, to be held in Los Angeles County, California in accordance with California Civil Procedure Code Sections 1282-1284.2. In the event either party institutes arbitration under this Agreement, the prevailing party, as determined by the arbitrator, in any such litigation shall be entitled, in addition to all other relief, to reasonable attorneys' fees relating to such arbitration. The nonprevailing party shall be responsible for all costs of the arbitration, including but not limited to, the arbitration fees and court reporter fees. Either party may enforce this paragraph in a court of law.

          (3)  Consent to Specific Performance and Injunctive Relief and Waiver
               ----------------------------------------------------------------
of Bond or Security.  Each party acknowledges that the Company may, as a result
-------------------
of Executive's breach of the covenants and obligations included in paragraph 4 of this Agreement, sustain immediate and long-term substantial and irreparable injury and damage which cannot be reasonably or adequately compensated by damages at law. Notwithstanding paragraph, 12(d)(2), each party agrees that in the event of Executive's breach or threatened breach of the covenants and obligations included in paragraph 4, pending any decision on the merits by an arbitrator, the Company shall be entitled to obtain injunctive relief from a court of law without proof of any actual damages that have been or may be caused to the Company by such breach or threatened breach and without the posting of bond or other security in connection therewith. Executive waives the claim or defense that the Company has an adequate, remedy at law and Excessive shall not allege or otherwise assert the legal position that any such remedy at law exists. Each party agrees and acknowledges: (1) that the terms of this paragraph are fair, reasonable and necessary to protect the legitimate interests of the other party; (2) that this waiver is a material inducement to the other party to enter into the transaction contemplated hereby; (3) that the other party has already relied upon this waiver in entering into this agreement; and
(4) that each party will continue to rely on this wavier in their future dealings. Each party warrants and represents that such party has reviewed this provision with such party's legal counsel or has been afforded an ample opportunity to do so, and that such party has knowingly and voluntarily waived its rights.

          (4) Consent to Jurisdiction; Service of Process.  Any action or
              -------------------------------------------
proceeding brought by either party seeking to enforce the provisions of paragraph 12(d)(2) or by the Company seeking injunctive relief under paragraph 12(d)(3) pending a decision on the merits by the arbitrator shall be filed in and heard and litigated solely before the state courts of California located within the County of Los Angeles. Each party generally and unconditionally accepts the exclusive jurisdiction of such courts and to venue therein, consents to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Agreement, and waives any defense or right to object to venue in said courts based upon the doctrine of "Forum Non Conveniens".

     (e)  NO ASSIGNMENT OF RIGHTS OR DELEGATION OF DUTIES BY EXECUTIVE.
          ------------------------------------------------------------
Executive's rights and benefits under this Agreement are personal to him and therefore (i) no such right or benefit shall be subject to voluntary or involuntary alienation, assignment or transfer; and (ii) Executive may not delegate his duties or obligations hereunder. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company by merger, consolidation, reorganization, sale of all or substantially all of the assets or otherwise (and such successor shall thereafter be deemed the "the Company" for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by the Company.

     (f)  NOTICES.  Unless otherwise specifically provided in this Agreement,
          -------
all notices, demands, requests, consents, approvals or other communications (collectively and severally called "Notices") required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (A) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by facsimile transmission (which forms of Notice shall be deemed delivered upon receipt by the sending party of a confirmation of transmission issued by sender's facsimile machine), or (D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the fifth (5th) business day following the date mailed). Each party, and their respective counsel, hereby agree that any such Notice may be given hereunder by such party's Counsel and such counsel may communicate directly with all principals, as required to comply with the foregoing notice provisions. Notices shall be addressed to the address hereinabove set forth in the introductory paragraph of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto. Any Notice given to the estate of a party shall be sufficient if addressed to the party as provided in this subparagraph.

     (g)  COUNTERPARTS.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages.

          (h) EXECUTION BY ALL PARTIES REQUIRED TO BE BINDING:  ELECTRONICALLY
              ----------------------------------------------------------------
TRANSMITTED DOCUMENTS.  This Agreement shall not be construed to be an offer and
---------------------
shall have no force and effect until this Agreement is fully executed by all parties hereto. If a copy or counterpart of this Agreement is originally executed and such copy or counterpart is thereafter transmitted electronically by facsimile or similar device, such facsimile document shall for all purposes be treated as if manually signed by the party whose facsimile signature appears.

          (i) NO OBLIGATION TO MITIGATE.  Absent a breach of this Agreement by
              -------------------------
Executive, the Executive is under no obligation to mitigate the amount of any payment provided for hereunder by seeking other employment or otherwise.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              COMPANY:

                              VARIFLEX, INC., a Delaware corporation

                              By:  /s/ Steven L. Muellner
                                   ___________________________________
                              Name:   Steven L. Muellner
                              Title:  President

                              EXECUTIVE:

                              /s/ Petar Katurich
                              _______________________________________
                              Petar Katurich

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